EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements of our report dated February 24, 2005 (June 8, 2005 as to the effects of the restatement discussed in Note 21), relating to the consolidated financial statements and financial statements schedules of Vornado Realty Trust (which report expresses an unqualified opinion and includes explanatory paragraphs relating to the restatement described in Note 21 and the Company's application of the provisions of SFAS No. 142 “Goodwill and Other Intangible Assets”), and of our report on internal control over financial reporting dated February 24, 2005 (June 8, 2005 as to the effects of the material weakness described in Management's Report on Internal Control Over Financial Reporting (as revised) which report expresses an adverse opinion on the effectiveness of the Company's internal control over financial reporting because of a material weakness), appearing in the Annual Report on Form 10-K/A of Vornado Realty Trust for the year ended December 31, 2004:

Registration Statement No. 333-68462 on Form S-8

Amendment No. 1 to Registration Statement No. 333-36080 on Form S-3

Registration Statement No. 333-64015 on Form S-3

Amendment No.1 to Registration Statement No. 333-50095 on Form S-3

Registration Statement No. 333-52573 on Form S-8

Registration Statement No. 333-29011 on Form S-8

Registration Statement No. 333-09159 on Form S-8

Registration Statement No. 333-76327 on Form S-3

Amendment No.1 to Registration Statement No. 333-89667 on Form S-3

Registration Statement No.333-81497 on Form S-8

Registration Statement No.333-102216 on Form S-8

Amendment No.1 to Registration Statement No. 333-102215 on Form S-3

Amendment No.1 to Registration Statement No. 333-102217 on Form S-3

Registration Statement No. 333-105838 on Form S-3

Registration Statement No. 333-107024 on Form S-3

Registration Statement No. 333-109661 on Form S-3

Registration Statement No. 333-114146 on Form S-3

Registration Statement No. 333-114807 on Form S-3

Registration Statement No. 333-121929 on Form S-3

and in the following joint registration statements of Vornado Realty Trust and Vornado Realty L.P. :

Amendment No. 4 to Registration Statement No. 333-40787 on Form S-3

Amendment No. 4 to Registration Statement No. 333-29013 on Form S-3

Registration Statement No. 333-108138 on Form S-3

Registration Statement No. 333-122306 on Form S-3

Registration Statement No. 333-122306-01 on Form S-3

DELOITTE & TOUCHE LLP

Parsippany, New Jersey
June 8, 2005